FIRST EAGLE VARIABLE FUNDS

First Eagle Overseas Variable Fund

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 747-2008

SUPPLEMENT DATED APRIL 30, 2021

TO PROSPECTUS DATED APRIL 30, 2021

Effective May 1, 2021, the following portfolio manager additions are implemented for the Fund as indicated below:

Fund	Current Portfolio Management	New Portfolio Management

First Eagle Overseas Variable Fund	Matthew McLennan (Portfolio Manager) Kimball Brooker, Jr. (Portfolio Manager)	Matthew McLennan (Portfolio Manager) Kimball Brooker, Jr. (Portfolio Manager) Christian Heck (Portfolio Manager) Al Barr (Portfolio Manager)

Accordingly, the following updates are made to the section entitled “Fund Management—The Adviser” beginning on page 17 of the Prospectus:

Each of Mr. Heck and Mr. Barr, and their respective commencement dates, are added as managers of the Fund.

The following paragraphs are included beginning on page 17 of the Prospectus:

Christian Heck manages the Fund with Messrs. McLennan, Brooker and Barr. He joined the Adviser in 2013. Mr. Heck is an associate portfolio manager of the First Eagle International Value strategy and is also associate director of research for First Eagle’s Global Value team. Prior to that, Mr. Heck was a research analyst at Paradigm Capital.

Al Barr manages the Fund with Messrs. McLennan, Brooker and Heck. He joined the Adviser as a research analyst in March 2001. Prior to that, he spent four years as an equity research analyst at PNC Bank and, before then, seven years as an equity research analyst at Rittenhouse Financial Services.

In addition, Kimball Brooker, Jr. joins Matthew McLennan as a Co-Head of the First Eagle Global Value Team. Accordingly, Kimball Brooker, Jr. and Matthew McLennan are each referred to as Co-Head of the First Eagle Global Value Team.

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The information in this Supplement modifies the Overseas Variable Fund Prospectus dated April 30, 2021. Except as noted above, no other provisions of the Prospectus are modified by this Supplement.